Supplement to the
Fidelity® Strategic Income Fund
February 28, 2002 Prospectus

The following information replaces similar information found in the "Buying and Selling Shares" section on page 13.

Fund Minimums
Initial Purchase	$2,500
For Fidelity Simplified Employee Pension-IRA and Keogh accounts	$500
Through regular investment plans in Fidelity Traditional IRA, Roth IRA, and Rollover IRAsA	$200
Subsequent Purchase	$250
Through regular investment plans	$100
Balance	$2,000
For Fidelity Simplified Employee Pension-IRA and Keogh accounts	$500

A Requires monthly purchases of $200 until fund balance is $2,500.

The following information replaces similar information found in the "Buying and Selling Shares" section on page 14.

  If you are selling some but not all of your shares, keep your fund balance above $2,000 to keep your fund position open ($500 for fund balances in Fidelity Simplified Employee Pension-IRA and Keogh accounts), except fund positions not subject to balance minimums.

The following information replaces similar information found in the "Features and Policies" section on page 17.

You will be given 30 days' notice to reestablish the minimum balance if your fund balance falls below $2,000 ($500 for fund balances in Fidelity Simplified Employee Pension-IRA and Keogh accounts), for any reason, including solely due to declines in the fund's NAV. If you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you. Your shares will be sold at the NAV on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

FSN-03-01 January 1, 2003
1.479520.112

Supplement to the
Fidelity® New Markets
Income Fund
February 28, 2002
Prospectus

On October 17, 2002, the Board of Trustees of Fidelity New Markets Income Fund authorized the reduction of the fund's redemption fee period from 180 days to 90 days. Redemptions after October 18, 2002 of shares held less than 90 days will be subject to a redemption fee of 1.00% of the amount redeemed.

The following information replaces similar information found under the heading "Average Annual Returns" in the "Performance" section on page 5.

For the periods ended December 31, 2001	Past 1 year	Past 5 years	Life of fundA
New Markets Income
Return Before Taxes	6.65%	8.75%	12.10%
Return After Taxes on Distributions	2.27%	3.98%	7.69%
Return After Taxes on Distributions and Sale of Fund Shares	3.98%	4.53%	7.57%
J.P. Morgan Emerging Markets Bond Index (reflects no deduction for fees, expenses, or taxes)	14.80%	10.58%	13.59%
J.P. Morgan Emerging Markets Bond Index Global Linked Index (reflects no deduction for fees, expenses, or taxes)	1.36%	7.35%	11.70%
J.P. Morgan Emerging Markets Bond Index Global (reflects no deduction for fees, expenses, or taxes)	1.36%	7.35%	--
LipperSM Emerging Markets Debt Funds Average (reflects no deduction for sales charges or taxes)	11.53%	4.51%	--

A From May 4, 1993.

NMI-03-01 January 1, 2003
1.711501.111

The following information supplements the information found under the heading "Average Annual Returns" in the "Performance" section on page 5.

Going forward, New Markets Income's performance will be compared to the J.P. Morgan Emerging Markets Bond Index Global Linked Index rather than the J.P. Morgan Emerging Markets Bond Index because the J.P. Morgan Emerging Markets Bond Index is being discontinued as of June 28, 2002.

J.P. Morgan Emerging Markets Bond Index Global Linked Index represents the returns of the J.P. Morgan Emerging Markets Bond Index (EMBI) from the commencement of the fund on May 4, 1993 until December 31, 1993 and the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) beginning December 31, 1993. The EMBI is a market value-weighted index of U.S. dollar denominated sovereign restructured debt issues. The EMBI Global is a market value-weighted index of U.S. dollar denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by emerging market's sovereign and quasi-sovereign entities. The EMBI Global currently covers 31 emerging markets.

The following information replaces similar information found under the heading "Shareholder fees (paid by the investors directly)" in the "Fund Summary" section on page 6.

Shareholder fees (paid by the investor directly)

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Redemption fee on shares held less than 90 days (as a % of amount redeemed)A	1.00%

A A redemption fee may be charged when you sell your shares or if your fund balance falls below the balance minimum for any reason, including solely due to declines in the fund's net asset value per share (NAV).

The following information replaces similar information found in the "Buying and Selling Shares" section on page 12.

Fund Minimums
Initial Purchase	$2,500
For Fidelity Simplified Employee Pension-IRA and Keogh accounts	$500
Through regular investment plans in Fidelity Traditional IRA, Roth IRA, and Rollover IRAsA	$200
Subsequent Purchase	$250
Through regular investment plans	$100
Balance	$2,000
For Fidelity Simplified Employee Pension-IRA and Keogh accounts	$500

A Requires monthly purchases of $200 until fund balance is $2,500.

The following information replaces similar information found under the heading "Selling Shares" in the "Buying and Selling Shares" section on page 13.

The fund will deduct a short-term trading fee of 1.00% from the redemption amount if you sell your shares or your shares are redeemed for failure to maintain the balance minimum after holding them less than 90 days. Trading fees are paid to the fund rather than Fidelity, and are designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading.

The following information replaces similar information found in the "Buying and Selling Shares" section on page 13.

  If you are selling some but not all of your shares, keep your fund balance above $2,000 to keep your fund position open ($500 for fund balances in Fidelity Simplified Employee Pension-IRA and Keogh accounts), except fund positions not subject to balance minimums.

The following information replaces similar information found in the "Features and Policies" section on page 16.

You will be given 30 days' notice to reestablish the minimum balance if your fund balance falls below $2,000 ($500 for fund balances in Fidelity Simplified Employee Pension-IRA and Keogh accounts), for any reason, including solely due to declines in the fund's NAV. If you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you. Your shares will be sold at the NAV, minus the short-term trading fee, if applicable, on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.